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                                                                Exhibit 10.14(a)

                AMENDMENT NUMBER 1 TO LETTER AGREEMENT GCT-026/98

This Amendment Number 1 to Letter Agreement GCT-026/98, dated as of March 13, 2000 ("Amendment No. 1") relates to the Letter Agreement GCT-026/98 (the "Letter Agreement") between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Solitair Corp. ("Buyer") dated June 17, 1998, which concerns the Purchase Agreement GCT-025/98 (the "Purchase Agreement"), as amended from time to time (collectively referred to herein as the "Agreement"). This Amendment No. 1 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 1 sets forth further agreements between Embraer and Buyer relative to Buyer's exercise of its option to purchase the [*] Option Aircraft as described in Article 24 of the Purchase Agreement and the purchase of an additional [*] Firm Aircraft with an option for Buyer to purchase another [*] Option Aircraft.

This Amendment No. 1 constitutes an amendment and modification of the Letter Agreement. All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No. 1 and the Agreement, the terms of this Amendment No. 1 shall control.

WHEREAS, in connection with the Parties' agreements as described above, the Parties have agreed to modify several conditions described in the Purchase Agreement and in the Letter Agreement as provided below;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer do hereby agree as follows:

1. [*]: Article 1 of the Letter Agreement shall be deleted and replaced with the following:

      "A.   [*]



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      B.    [*]

            [*]

            B.1.  [*]

            B.2.  [*]

      C.    [*]

            [*]

2.    [*]

3. [*]: Article 4 of the Letter Agreement shall be deleted and replaced with the following:

      "A.   [*]

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      B.    [*]

4.    INTENTIONALLY OMITTED

5.    [*]

      "5. [*]

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            [*]

            [*]

            a.    [*]

            b.    [*]

            [*]


6. [*]: Article 6 of the Letter Agreement shall be deleted and replaced with the


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      following:

      "A.   [*]

      B.    [*]

            B.1   [*]

            B.2   [*]

            B.3   [*]

            B.4   The following terms shall have the definitions provided below:


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                  [*]

                  [*]

                  [*]

      C.    [*]

            C.1   [*]


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            C.2   [*]

            C.3   [*]

      D.    [*]

      E.    [*]

7.    AIRCRAFT [*]

      "10. [*]

      A.   [*]

      B.   [*]


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            [*]

      C.    [*]

      D.    The Purchase Price for such Aircraft shall be determined as follows:

            (i)   [*]

            (ii)  [*]

            (iii) [*]

      E.    [*]

8. [*] a new Article 11 shall be included in the Letter Agreement as follows:

      "11.  [*]


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      A.    [*]

      B.    [*]

9. [*]: a new Article 12 shall be included in the Letter Agreement as follows:

"12.  [*]

      [*]

10.   [*]

      [*]

11.   [*]

      Considering that, (i) the Purchase Price of Aircraft #5 paid by Buyer to Embraer by the time of its delivery was [*]


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      Considering that, (i) the Purchase Price of Aircraft #6 paid by Buyer to
      Embraer by the time of its delivery was [*]

12.   AIRCRAFT VALUATION CONDITIONS AND PROGRESS PAYMENTS:

      12.1 The effectiveness of this Amendment No. 1 and Amendment No. 7 to the Purchase Agreement shall be subject to Embraer and Buyer reaching agreement with regards to the terms and conditions of the Aircraft Valuation Conditions, which shall occur no later than [*]

      12.2 As a consequence of such condition, all deposits and progress payments otherwise due on or before March 24, 2000 shall be due on that day, or on the day Embraer and Buyer agree on the Aircraft Valuation Condition, whichever occurs first.

      12.3 If the Basic Price of any Aircraft is decreased pursuant to Article 6 of the Letter Agreement or Article 13 of this Amendment No. 1, Embraer shall recalculate the progress payments due under this Agreement as if the Basic Price of such Aircraft were at such level from the date of execution of this Agreement, and the excess shall be applied to the next progress payment that may come due under the terms of the Purchase Agreement. Any excess remaining shall be returned to the Buyer, if no further deposits or progress payments will come due under the terms of the Purchase Agreement.

13.   CONVERSION OF THE OPTION AIRCRAFT:



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      a.    DECISION TO CONVERT

            Buyer may at Buyer's option, elect to convert each of the Firm Aircraft #31-45 and each of the Option Aircraft to EMB-145 model EMB-140 LR aircraft (the "EMB-140 Aircraft") in groups of [*] Aircraft ("Conversion Group"), provided that Buyer informs Embraer by means of a written notice ("Election Notice") no later than [*] prior to the Contractual Delivery Date of the first Aircraft of each relevant Conversion Group, of its intention to exercise such conversion right. Buyer may elect to convert any number of Aircraft within each Conversion Group to EMB-140 Aircraft.

            Any initial deposit or progress payment paid by Buyer with respect to any Aircraft which later becomes an EMB-140 Aircraft, shall be held and applied to the Purchase Price of the relevant EMB-140 Aircraft in the same manner as to be held and applied to the Aircraft so converted.

      b.    APPLICATION OF PURCHASE AGREEMENT TO EMB-140 Aircraft:

            Except as provided in this paragraph "b", all terms and conditions applicable for the Aircraft shall also be applicable MUTATIS MUTANDI for the EMB-140 Aircraft.

            b.1. [*] in the configuration, specification and installations specified in Schedule "C" to this Letter Agreement, provided that [*] In the event Buyer enters into a Debt
                  Commitment for any such EMB-140 Aircraft, [*]

            b.2.  [*]

14.   ALTERNATIVE CONFIGURATION

      Buyer has selected an alternative interior configuration for certain Aircraft to be operated in the livery of Trans World Airlines, Inc. Embraer shall not increase the Basic Prices of such Aircraft as a result of such configuration; provided that Buyer shall supply the following buyer-furnished materials (the "BFE Material"): (i) floor carpet for passenger cabin (P/N AY6003-001-MOHAWK), and (ii) tapestry for the bulkheads. Buyer shall supply the BFE Material for each Aircraft to Embraer's supplier C&D no later than one hundred and twenty (120) days before delivery of the relevant Aircraft. If Buyer fails to do so, Buyer shall accept the relevant Aircraft


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      without those materials installed and Embraer shall have no responsibility for retrofit costs for such Aircraft. Materials provided by Buyer pursuant to this Article shall not be warranted by Embraer in any way and the warranties in Attachment C to the Purchase Agreement shall not apply to such materials.

15.   MISCELLANEOUS

      All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 1 shall remain valid in full force and effect without any change.

[The remainder of this page has been left blank intentionally.]



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IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 1 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronautica S.A.      Solitair Corp.

By  /s/ Frederico Curado                              By /s/ Kenneth Rubin
   --------------------------                         ----------------------
Name:  Frederico Curado                               Name:  Kenneth Rubin
Title: E.V.P. Commercial                              Title: Vice President

By  /s/ Antonio Mariso
   --------------------------
Name:  Antonio Mariso                                 Date: 3/30/00
Title: E.V.P. and CFO                                 Place: Greenwich, CT.

Date:  3/13/00
Place: Sao Jose dos Campos, Brazil



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                  SCHEDULE "A"


                  [CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT]




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                     SCHEDULE "B" -

                   [CONFIDENTIAL MATERIAL OMITTED AND
                   FILED SEPARATELY WITH THE SECURITIES
                   AND EXCHANGE COMMISSION PURSUANT TO
                   REQUEST FOR CONFIDENTIAL TREATMENT]

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                      SCHEDULE "C" - EMB-140 CONFIGURATION

1.    STANDARD AIRCRAFT

      The EMB-140 Aircraft shall be manufactured according to the standard configuration specified in the Technical Description TD-140/001, dated October 1999 and the optional equipment described in item 2 below.

2.    EMB 140 OPTIONAL EQUIPMENT

    2.1 OPTIONS TO THE STANDARD AVIONICS CONFIGURATION:
            a. CAT-II
            b. 2nd Radio Altimeter
            c. 2nd DME
            d. 2nd ADF
            e. 2nd Transponder Mode S
            f. Selcal - Trimble
            g. Single FMS/GPS - Honeywell
            h. EGPWS
            i. VHF (1st and 2nd) 8,33 khz spacing

    2.2 OPTIONAL SYSTEM / OTHER EQUIPMENT
            a. Thrust Reversers
            C. LR version
            D. Cockpit Floodlight
            E. External Painting (with capability to be reverted to polished)
            F. Service Door Sill  Protection
            G. Cargo Door Sill Protection
            H. Cargo Door Light
            I. Provisions for JAA certification
            J. Plug in Type main door

    2.3 INTERIOR OPTIONAL ITEMS
            a. Standard Interior
            b. Audio Entertainment (CD player)
            c. Blue Sterile Light
            d. Baggage Compartment Class C
            e. Passenger Seats - Customized Cushion Version Top w/ Ultra-leather
            f. Baggage Restraint Net
            g. Extra Oxygen Mask (3 mask for each double seat)